                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                  Amendment No. 2 to

                                      FORM 8K/A

                          Amendment to Application or Report
                      Filed pursuant to Section 12, 13 or 15(d)
                        of the Securities Exchange Act of 1934



                                 BRE PROPERTIES, INC.
--------------------------------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


The undersigned hereby amends the following items, financial statements, exhibits or other portions of is Current Report on Form 8-K and Amendment No. 1 to Form 8-K/A as set forth in the pages attached hereto:

Item 7.  Financial statements, Pro Forma Information and Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  BRE PROPERTIES, INC.


Date: April 23, 1997              By:   /s/ LeRoy E. Carlson
                                  --------------------------
                                  LeRoy E. Carlson
                                  Executive Vice President and
                                  Chief Financial and Accounting Officer

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS
                                 BRE PROPERTIES, INC.
                          PRO FORMA STATEMENT OF OPERATIONS
                                     (UNAUDITED)
                         FOR THE YEAR ENDED DECEMBER 31, 1995

    This unaudited pro forma statement of operations reflects the results of operations of BRE Properties, Inc. ("BRE") for the year ended December 31, 1995, giving effect to the acquisition by BRE of Foster's Landing Apartments, Foster City, California for $58,800,000 (completed on September 27, 1996), as if this acquisition had occurred on January 1, 1995. BRE changed from a fiscal year end of July 31 to a calendar year end of December 31 on May 20, 1996, effective for the year ending December 31, 1995. These pro forma financial statements reflect the change in accounting year ends. The pro forma data also assumes that this acquisition was financed in part with proceeds from BRE's lines of credit (totaling $150,000,000), as if such borrowings had occurred on January 1, 1995. In addition, this proforma statement of operations reflects the merger of BRE with Real Estate Investment Trust of California ("RCT") (the "Merger") completed on March 15, 1996 as if the Merger had occurred on January 1, 1995. In the opinion of management, all adjustments necessary to present fairly such pro forma data have been made.

    The unaudited pro forma statement of operations should be read in conjunction with the financial statements and notes thereto filed as part of the transition Form 10-K for the five months ended December 31, 1995 and year ended July 31, 1995. The unaudited pro forma statement of operations is not necessarily indicative of what the actual results of operations of BRE would have been for the period had the transaction occurred at the beginning of the period nor does it purport to indicate the results of future periods.

                                 BRE PROPERTIES, INC.
                          PRO FORMA STATEMENT OF OPERATIONS
                             YEAR ENDED DECEMBER 31, 1995




                                                                    SUBTOTAL     FOSTER'S
                               BRE         RCT                      RCT PRO      LANDING                    PRO FORMA
                             AS REPORTED  AS REPORTED               FORMA YEAR  TWELVE MONTHS                RESULTS OF
(IN THOUSANDS, EXCEPT PER    YEAR ENDED   YEAR ENDED                   ENDED       ENDED                   ACQUISITION OF PRO FORMA
    SHARE AMOUNTS)            DECEMBER     DECEMBER    PRO FORMA    DECEMBER   DECEMBER 31,    PRO FORMA     FOSTER'S      RESULTS
                              31, 1995     31, 1995    ADJUSTMENTS   31, 1995      1995        ADJUSTMENTS   LANDING
------------------------------------------------------------------  -------------------------------------- ------------------------
Revenues:
  Rental..............       $62,865      $32,024                  $32,024     $  6,342                     $6,342        $101,231
  Other...............         2,522        2,023                    2,023           46                         46           4,591
                           --------------------------------------  -------------------------------------- ------------------------
                              65,387       34,047                   34,047        6,388                      6,388         105,822
                           --------------------------------------  -------------------------------------- ------------------------
Expenses:
  Depreciation........         7,864        5,396         84 (a)     5,480                     1,176 (d)     1,176          14,520
  Interest............         7,973        6,952       (196)(b)     6,756                     4,245 (e)     4,245          18,974
  Other...............        27,761       11,851       (604)(c)    11,247        2,077                      2,077          41,085
                           --------------------------------------  -------------------------------------- ------------------------
                              43,598       24,199       (716)       23,483        2,077        5,421         7,498          74,579
Net Income before gain
  on sales of
  investments.........        21,789        9,848        716        10,564        4,311       (5,421)       (1,110)         31,243
Gain on sales of
  investments.........           221        9,378                    9,378                                                   9,599
                           --------------------------------------  -------------------------------------- ------------------------
Net income (Loss).....       $22,010      $19,226       $716       $19,942       $4,311      ($5,421)      ($1,110)        $40,842
                           --------------------------------------  -------------------------------------- ------------------------
                           --------------------------------------  -------------------------------------- ------------------------
Net income per share..       $  1.01                                                                                         $1.25
                           ----------                                                                                     --------
                           ----------                                                                                     --------
Weighted average shares
  outstanding.........        21,905                  10,684        10,684                                                  32,589
                           ----------               ---------      ---------                                               --------
                           ----------               ---------      ---------                                               --------



See notes and assumptions to unaudited pro forma statement of operations.

                                 BRE PROPERTIES INC.
                     NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                               STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1995


(a) Increase in depreciation charges due to recording the properties acquired from RCT at BRE's purchase price, and the related depreciation utilizing an estimated useful life of 40 years and a cost basis of approximately $274 million (allocated 80% to buildings and improvements in accordance with BRE's accounting policies), as follows:

Pro forma depreciation expense on cost of depreciable assets
  acquired                                                          $   5,480
Less: RCT historical depreciation                                      (5,396)
                                                                     ----------
                                                                           84
                                                                     ----------
                                                                     ----------

(b) Decrease in interest expense as follows:

Elimination of amortization of loan fees included in interest expense related to deferred loan fees eliminated by
  purchase accounting from RCT historical data                      $     196
                                                                     ----------
Pro forma adjustment                                                $     196
                                                                     ----------
                                                                     ----------

(c) The net increase in other costs as a result of the Merger, including savings from internalizing property management, professional and trustee fees, franchise taxes, shareholder reporting and the elimination of corporate the office of RCT. Such savings are offset in part by reassessed property taxes and unit enhancement costs which were capitalized by RCT and are expensed by BRE. Amounts are derived from the actual historical costs for those items which are expected to be eliminated or reduced as a result of the Merger, the internalization of property management for BRE multifamily and commercial investments, and the changes in the BRE Amended and Restated Non-Employee Director Stock Option Plan.

    * Amounts are derived from the actual historical costs for those items which are expected to be eliminated or reduced as a result of the Merger, the internalization of property management for BRE multifamily and commercial investments, and the changes in the BRE Amended and Restated Non-Employee Director Stock Option Plan.

(d) Depreciation for the period January 1, 1995 to December 31, 1995, based upon a 40 year life and a purchase price of $58,800,000, of which $47,040,000 is allocated to depreciable improvements.

(e) Interest expense for the period January 1, 1995 to December 31, 1995, on borrowed funds of $58,800,000 under BRE's lines of credit at an interest rate of 7.22%. If the interest rate were 1/8 of 1% higher or lower, the pro forma results would change as follows:

                                                With an        With a decrease
                                            increase in the    in the interest
                                            interest rate of   rate of  1/8 of
(in thousands, except per share)   As Stated    1/8 of 1%            1%
--------------------------------------------------------------------------------
    Interest expense               $18,974      $19,048           $18,901
--------------------------------------------------------------------------------
    Net income                     $40,842      $40,768           $40,915
--------------------------------------------------------------------------------
    Net income per share             $1.25        $1.25             $1.26
--------------------------------------------------------------------------------

The foregoing data constitutes forward-looking information. Certain of the pro forma adjustments are based on operating synergies and other cost savings expected to be realized from the Merger. The cost and timing of integrating the operations of the two companies are contingencies which are not fully within the control of Management. Accordingly, it cannot be estimated with any certainty as to when the expected cost savings will be realized, and there may be differences between the expected savings and the actual results, which differences could be material.

                                 BRE PROPERTIES, INC.
                          PRO FORMA STATEMENT OF OPERATIONS
                                     (UNAUDITED)
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

    This unaudited pro forma statement of operations reflects the results of operations of BRE Properties, Inc. ("BRE") for the nine month period ended September 30, 1996, giving effect to the acquisition by BRE of Foster's Landing Apartments, Foster City, California for $58,800,000 (completed on September 27,
1996), as if this acquisition had occurred on January 1, 1996. The pro forma data assumes that this acquisition was financed in part with proceeds from BRE's lines of credit (totaling $150,000,000), as if such borrowings had occurred on January 1, 1996. In addition, this proforma statement of operations reflects the merger of BRE with Real Estate Investment Trust of California ("RCT") (the "Merger") completed on March 15, 1996 as if the Merger had occurred on January 1, 1996. In the opinion of management all adjustments necessary to present fairly such pro forma data have been made.

    The unaudited pro forma statement of operations should be read in conjunction with the financial statements and notes thereto filed as part of the transition Form 10-K for the year ended December 31, 1995. The unaudited pro forma statement of operations is not necessarily indicative of what the actual results of operations of BRE would have been for the period had the transaction occurred at the beginning of the period nor does it purport to indicate the results of future periods.

                                 BRE PROPERTIES, INC.
                          PRO FORMA STATEMENT OF OPERATIONS
                        NINE MONTHS ENDED SEPTEMBER  30, 1996





                               BRE
                            AS REPORTED     RCT                      SUBTOTAL     FOSTER'S                 PRO FORMA
                             NINE MONTHS    PERIOD                  RCT PERIOD     LANDING                  RESULTS OF
(IN THOUSANDS, EXCEPT PER      ENDED      JANUARY 1-                JANUARY 1-  PERIOD JANUARY             ACQUISITION OF  PRO FORMA
    SHARE AMOUNTS)          SEPTEMBER     MARCH 15,   PRO FORMA     MARCH 15,   1-SEPTEMBER    PRO FORMA    FOSTER'S       RESULTS
                              30, 1996       1996     ADJUSTMENTS      1996       27, 1996     ADJUSTMENTS   LANDING
------------------------------------------------------------------  -------------------------------------- -------------------------
Revenues:
  Rental.............        $65,036       $7,956                   $7,956        $4,994                    $4,994         $77,896
  Other..............          6,907          503                      503            66                        66           7,476
                            --------------------------------------  -------------------------------------- -------------------------
                              71,943        8,459                    8,459         5,060                     5,060          85,462
                            --------------------------------------  -------------------------------------- -------------------------
Expenses:
  Depreciation.......          9,379        1,159        (16)(a)     1,143                       882 (d)       882          11,404
  Interest...........         11,219        1,352        (41)(b)     1,311                     2,878 (e)     2,878          15,408
  Other..............         24,342        2,307        (92)(c)     2,215         1,423                     1,423          27,980
                            --------------------------------------  -------------------------------------- -------------------------
                              44,940        4,818       (149)        4,669         1,423       3,760         5,183          54,792
Net Income before gain
  on sales of
  investments........         27,003        3,641        149         3,790         3,637      (3,760)         (123)         30,670
Gain on sales of
  investments........         49,578                                                                                        49,578
                            --------------------------------------  -------------------------------------- -------------------------
Net Income (Loss)....        $76,581        3,641       $149        $3,790         3,637     ($3,760)        ($123)         80,248
                            --------------------------------------  -------------------------------------- -------------------------
                            --------------------------------------  -------------------------------------- -------------------------
Net Income per share.          $2.58                                                                                         $2.45
                            ----------                                                                                    ---------
                            ----------                                                                                    ---------
Weighted average
  shares outstanding.         29,740                   2,968         2,968                                                  32,708
                            ----------                -------       --------                                              ---------
                            ----------                -------       --------                                              ---------




See notes and assumptions to unaudited pro forma statement of operations.

                                 BRE PROPERTIES, INC.
                     NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                               STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED SEPTEMBER  30, 1996

(a) Increase in depreciation charges due to recording the properties acquired from RCT at BRE's purchase price, and the related depreciation utilizing an estimated useful life of 40 years and a cost basis of approximately $274 million (allocated 80% to buildings and improvements in accordance with BRE's accounting policies), as follows:

                                                                 For the period
                                                                January 1- March
                                                                    15, 1996
                                                                ----------------
Pro forma depreciation expense on cost of depreciable assets
  acquired                                                         $ 1,143
Less: RCT historical depreciation                                   (1,159)
                                                                ----------------
                                                                       (16)
                                                                ----------------
                                                                ----------------

(b) Decrease in interest expense as follows:

                                                                 For the period
                                                                January 1- March
                                                                    15, 1996
                                                                ----------------
Elimination of amortization of loan fees included in interest expense related to deferred loan fees eliminated by
  purchase accounting from RCT historical data                     $    41
                                                                ----------------
Pro forma adjustment                                               $    41
                                                                ----------------
                                                                ----------------

(c) The net increase in other costs as a result of the Merger, including savings from internalizing property management, professional and trustee fees, franchise taxes, shareholder reporting and the elimination of corporate the office of RCT. Such savings are offset in part by reassessed property taxes and unit enhancement costs which were capitalized by RCT and are expensed by BRE. Amounts are derived from the actual historical costs for those items which are expected to be eliminated or reduced as a result of the Merger, the internalization of property management for BRE multifamily and commercial investments, and the changes in the BRE Amended and Restated Non-Employee Director Stock Option Plan.

    * Amounts are derived from the actual historical costs for those items which are expected to be eliminated or reduced as a result of the Merger, the internalization of property management for BRE multifamily and commercial investments, and the changes in the BRE Amended and Restated Non-Employee Director Stock Option Plan.


(d) Depreciation for the period January 1, 1996 to September 27, 1996, based upon a 40 year life and a purchase price of $58,800,000, of which $47,040,000 is allocated to depreciable improvements.

(e) Interest expense for the period January 1, 1996 to September 27, 1996, on borrowed funds of $58,800,000 under BRE's lines of credit at an interest
    rate of 6.6%.   If the interest rate were 1/8 of 1% higher or lower, the
    pro forma results would change as follows:



                                                With an        With a decrease
                                            increase in the    in the interest
                                            interest rate of   rate of  1/8 of
(in thousands, except per share)   As Stated    1/8 of 1%            1%
--------------------------------------------------------------------------------
    Interest expense               $15,408      $15,463           $15,351
--------------------------------------------------------------------------------
    Net income                     $80,248      $80,193           $80,305
--------------------------------------------------------------------------------
    Net income per share             $2.45        $2.45             $2.46
--------------------------------------------------------------------------------

The foregoing data constitutes forward-looking information. Certain of the pro forma adjustments are based on operating synergies and other cost savings expected to be realized from the Merger. The cost and timing of integrating the operations of the two companies are contingencies which are not fully within the control of Management. Accordingly, it cannot be estimated with any certainty as to when the expected cost savings will be realized, and there may be differences between the expected savings and the actual results, which differences could be material.

                            REPORT OF INDEPENDENT AUDITORS

To BRE Properties, Inc.

We have audited the accompanying statement of Gross Income and Direct Operating Expenses of Foster's Landing Apartments for the year ended December 31, 1995. This Statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the amendment to Form 8K filed by BRE Properties, Inc. as described in Note 2, and is not intended to be a complete presentation of the Company's revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Foster's Landing Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                             Ernst and Young, LLP

San Francisco, California
December 4, 1996

                             FOSTER'S LANDING APARTMENTS

                              STATEMENT OF GROSS INCOME
                            AND DIRECT OPERATING EXPENSES

                         FOR THE YEAR ENDED DECEMBER 31, 1995


    GROSS INCOME
         Rental income.......................     $ 6,342,340
         Other income........................          46,537
                                                  -----------
                                                    6,388,877
    DIRECT OPERATING EXPENSES - NOTE 2
         Property taxes.......................        459,040
         Salaries and wages...................        430,616
         Utilities............................        359,880
         Repairs and maintenance..............        316,878
         Management fees......................        255,029
         Insurance............................        110,442
         General and administrative...........        145,519
                                                  -----------
                                                    2,077,404
                                                  -----------
    TOTAL GROSS INCOME AND DIRECT OPERATING
      EXPENSES                                    $ 4,311,473
                                                  -----------
                                                  -----------


See report of independent auditors and accompanying notes to the statement of gross income and direct operating expenses.

                             FOSTER'S LANDING APARTMENTS

                          NOTES TO STATEMENT OF GROSS INCOME
                            AND DIRECT OPERATING EXPENSES

                         FOR THE YEAR ENDED DECEMBER 31, 1995

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICY

BRE Properties, Inc. ("BRE") acquired Foster's Landing Apartments ("the Property") on September 27, 1996 from an unrelated party. The Property is a 490-unit apartment community located in Foster City, California.

Expenditures for repairs, maintenance and minor renewals are charged to expense as incurred, while those expenditures that improve or extend the estimated useful life of the Property are capitalized.

NOTE 2.  BASIS OF PRESENTATION

The Statement of Gross Income and Direct Operating Expenses excludes the following expenses which are not comparable with those resulting from the proposed future operations of the Property:

-   Depreciation and amortization expense
-   Mortgage interest expense

Property taxes have not been adjusted to reflect the estimated reassessed value of the Property after acquisition by BRE.

BRE has not provided for federal income taxes because it believes it qualifies as a real estate investment trust under Section 856-860 of the Internal Revenue Code and similar California statutes and distributes substantially all of its taxable income to its shareholders.

BRE is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.

                                SUPPLEMENTAL SCHEDULE

                             FOSTER'S LANDING APARTMENTS

                              STATEMENT OF GROSS INCOME
                            AND DIRECT OPERATING EXPENSES
                                     (UNAUDITED)
                 FOR THE PERIOD JANUARY 1, 1996 TO SEPTEMBER 27, 1996


    GROSS INCOME
         Rental income.......................     $4,993,539
         Other income........................         66,497
                                                 -----------
                                                   5,060,036
    DIRECT OPERATING EXPENSES - NOTE 2
         Property taxes......................        341,377
         Salaries and wages..................        282,681
         Utilities...........................        173,684
         Repairs and maintenance.............        176,703
         Management fees.....................        176,366
         Insurance...........................        151,054
         General and administrative..........        120,995
                                                 -----------
                                                   1,422,860
                                                 -----------
    TOTAL GROSS INCOME AND DIRECT OPERATING
      EXPENSES                                   $ 3,637,176
                                                 -----------
                                                 -----------